UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2003

ENBRIDGE ENERGY PARTNERS, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TX 77002

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 821-2000

ITEM 5. OTHER EVENTS

The Consolidated Statements of Financial Position of Enbridge Energy Company, Inc., at December 31, 2003 and December 31, 2002 have been prepared and are included as Exhibit 99.1 to this Form 8-K.

Enbridge Energy Company, Inc., is the General Partner of Enbridge Energy Partners, L.P.

Enbridge Energy Company, Inc. has delegated substantially all of the responsibility for the management and operation of Enbridge Energy Partners, L.P. to its affiliate, Enbridge Energy Management, L.L.C.  Enbridge Energy Company, Inc. retains certain functions and approval rights over the operations of Enbridge Energy Partners, L.P.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLC
99.1	Consolidated Statements of Financial Position of Enbridge Energy Company, Inc. at December 31, 2003 and December 31, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

By: Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc.,
its General Partner

/s/ JODY L. BALKO
Jody L. Balko
Controller
(Duly Authorized Officer)

Dated: July 22, 2004